UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2022 (March 9, 2022)

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41321	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number.)

18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman	KY1-9006
(Address of Principal Executive Offices)	(Zip Code)

+1 345 640 4900
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PLAOU	The Nasdaq Stock Market LLC
Class A ordinary shares, included as part of the units	PLAO	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2022, the Registration Statement on Form S-1 (File No. 333-254498) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Patria Latin American Opportunity Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 14, 2022, the Company consummated the IPO of 23,000,000 units (the “Units”) at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share and one-half of one redeemable warrant of the Company (the “Public Warrants”), which includes the exercise in full of the underwriters’ option to purchase an additional 3,000.000 Units at the initial public offering price to cover over-allotments. The Company granted the underwriters of the IPO an option to purchase up to an additional 3,000,000 Units for a period of 45 days from the date of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-254498):

•	an Underwriting Agreement, dated March 9, 2022, between the Company, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as the underwriters (the “Underwriting Agreement”), which contains customary representations and warranties and indemnification of the underwriters by the Company;

•	a Warrant Agreement, dated March 9, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•	a Private Placement Warrants Purchase Agreement, dated March 9, 2022, between the Company and Patria SPAC LLC, (the “Sponsor”), pursuant to which the Sponsor purchased 14,500,000 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	an Investment Management Trust Agreement, dated March 9, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration Rights Agreement, dated March 9, 2022, between the Company and certain security holders. which provides for customary demand and piggy-back registration rights for the certain security holders, as well as certain transfer restrictions applicable to the certain security holders with respect to the Company securities they hold, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Letter Agreement, dated March 9, 2022, among the Company and its officers, directors and Patria SPAC LLC, pursuant to which the Sponsor and each executive officer and director of the Company have agreed to vote any Class A ordinary shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 15 months from the closing of the IPO (or up to within 21 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement); to certain transfer restrictions with respect to the Company’s securities; and, as to the Sponsor, certain indemnification obligations; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•	an Administrative Services Agreement, dated March 9, 2022, between the Company and Patria SPAC LLC, pursuant to which the affiliate of the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•	Indemnity Agreements, each dated March 9, 2022, between the Company and each of its executive officers and directors.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, and 10.12, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the issuance and sale of the Units, the Company completed the private sale of an aggregate of 14,500,000 warrants to the Sponsor (the “Private Placement”), at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $14,500,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Public Warrants, except that, so long as they are held by the Sponsor or its permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial Business Combination, (iii) they may be exercised by the holders on a cashless basis and (iv) are subject to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, Pedro Paulo Elejalde de Campo, Ricardo Barbosa Leonardos and Maria Cláudia Mello Guimarães were appointed to the board of directors of the Company (the “Board”) on March 9, 2022. Effective March 9, 2022, each of Pedro Paulo Elejalde de Campos, Ricardo Barbosa Leonardos and Maria Cláudia Mello Guimarães were appointed to the Board’s Audit Committee; Ricardo Barbosa Leonardos and Maria Cláudia Mello Guimarães were appointed to the Board’s Compensation Committee; and Pedro Paulo Elejalde de Campos and Ricardo Barbosa Leonardos were appointed to the Board’s Nominating and Corporate Governance Committee.

Other than the foregoing, none of the members of the Board are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any member of the Board party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Memorandum and Articles of Association.

On March 9, 2022, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $236,900,000, comprised of $225,400,000 of the proceeds from the IPO, including $8,050,000 of the underwriters’

deferred discount, and $11,500,000 of the proceeds of the sale of the Private Placement Warrants, (the “Offering Proceeds”), were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public shareholders and the underwriters. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it has not completed its initial business combination within 15 months from the closing of the IPO (or up to within 21 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to its amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company has not consummated its initial business combination within 15 months from the closing of the IPO (or up to within 21 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. The funds held in the trust account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders.

On March 9, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, announcing the pricing of the IPO. On March 14, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 9, 2022, between the Company, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated March 9, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Private Placement Warrants Purchase Agreement, dated March 9, 2022, between the Company and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 9, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 9, 2022, between the Company and certain security holders.
10.4	A Letter Agreement, dated March 9, 2022, among the Company and its officers and directors and Patria SPAC LLC.
10.5	Administrative Services Agreement, dated March 9, 2022, between the Company and Patria SPAC LLC.
10.6	Indemnity Agreement, dated March 9, 2022, between the Company and Alexandre Teixeira de Assumpção Saigh.
10.7	Indemnity Agreement, dated March 9, 2022, between the Company and José Augusto Gonçalves de Araújo Teixeira.
10.8	Indemnity Agreement, dated March 9, 2022, between the Company and Marco Nicola D’Ippolito.
10.9	Indemnity Agreement, dated March 9, 2022, between the Company and Ricardo Leonel Scavazza.
10.10	Indemnity Agreement, dated March 9, 2022, between the Company and Pedro Paulo Elejalde de Campos.
10.11	Indemnity Agreement, dated March 9, 2022, between the Company and Ricardo Barbosa Leonardos.
10.12	Indemnity Agreement, dated March 9, 2022, between the Company and Maria Cláudia Mello Guimarães.
99.1	Press Release, dated March 9, 2022.
99.2	Press Release, dated March 14, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2022

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

By:	/s/ José Augusto Gonçalves de Araújo Teixeira
José Augusto Gonçalves de Araújo Teixeira
Chief Executive Officer